Filed Pursuant to Rule 497(e)
File No. 033-08021

SunAmerica Equity Funds

(a “Registrant”)

Supplement dated July 30, 2020, to the Prospectus and SAI,

as supplemented and amended to date

Effective September 30, 2020, the following changes are made to each Prospectus and SAI, as applicable:

The last bullet in the subsection of the Prospectus entitled “Shareholder Account Information – Selecting a Share Class – Class C” is deleted in its entirety and replaced with the following:

•	Automatic conversion to Class A shares approximately eight years after purchase.

Subsection (iv) in the fourth paragraph in the section of the SAI entitled “Description of Shares” is deleted in its entirety and replaced with the following:

(iv) Class C shares convert automatically to Class A shares on the 19th day (or next business day following the 19th) of the month eight years after the purchase of such Class C shares;

Capitalized terms used but not defined herein shall have the meanings assigned to them by each Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP2_S5118EQF_1-20 SUP2_EFSAI_1-20